EXHIBIT 99

                                 EXHIBIT INDEX



Exhibit No.                            Description of Exhibits


        UNDERWRITING AGREEMENT:

   1.A Underwriting Agreement between Farmland Industries, Inc. and Farmland Securities Company, dated December 6, 1989. (Incorporated by Reference
         - Form S-1 No. 33-56821 filed December 12, 1994)

        1.A(1) Amendment, dated December 5, 1994, to the agreement, dated
               December 6, 1989 between Farmland Industries, Inc. and Farmland Securities Company. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)

   1.B Sales Agency Agreement between Farmland Industries, Inc. and American Heartland Investment, Inc., dated December 29, 1993. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)

* 1.C. Sales Agency Agreement between Farmland industries, Inc. and Iron Street Securities Inc. dated December 7, 1998.

        ARTICLES OF INCORPORATION AND BYLAWS:

* 3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 10,1998.
   3.B Certificate of Designation for a Series of Preferred Shares Designated as 8% Series A Cumulative Redeemable Preferred Shares, dated December 19,1997. (Incorporated by Reference - Form S2, filed April 3, 1998)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES:

   4.(i)A Form of Trust Indenture with UMB Bank, National Association, providing for issuance of unsubordinated debt securities, including form of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No.33-40759, effective December 31, 1997)

   4.(i)B Form of Trust Indenture with Commerce Bank, National Association, providing for issuance of subordinated debt securities, including forms of Ten-Year Bond, Series A, Ten-Year Bond, Series B, Five-Year Bond, Series C, Five-Year Bond, Series D, Ten-Year Monthly Income Bond, Series E, Ten-Year Monthly Income Bond, Series F, Five-Year Monthly Income Bond, Series G and Five-Year Monthly Income Bond, Series H. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)


   4(.ii)A Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)

     Certain instruments relating to long-term debt not being registered have been omitted in accordance with Item 601(b)(4)(iii) of Regulation S-K. Registrant will furnish a copy of any such instrument to the Commission upon its request.

*  5    Opinion of Robert B. Terry, Vice President and General Counsel of
        Farmland Industries, Inc. re Legality

        MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Employee Variable Compensation Plan (September 1, 1998- August 31,
             1999).  (Incorporated by Reference - Form 10-K filed November 20,
             1998)

  10.(iii)B  Farmland Industries, Inc. Management Long-Term Incentive Plan
             (Effective September 1, 1993) (Incorporated by Reference - Form 10-K filed November 28, 1995)

    10.(iii)B(1)   Exhibit E (Fiscal years 1997 through 1999)  (Incorporated
                   by Reference - Form 10-K filed November 7,1997)

    10.(iii)B(2)   Exhibit F (Fiscal years 1998 through 2000) (Incorporated
                   by Reference - Form 10-K filed November 7, 1997)

    10.(iii)B(3)   Exhibit G (Fiscal years 1999 through 2001)(Incorporated
                   by Reference -Form 10-K filed November 20, 1998).

  10.(iii)C  Farmland Industries, Inc. Supplemental Executive Retirement Plan
             (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

    10.(iii)C(1)  Resolution Approving the Revision of Appendix A and
                  Appendix A (Incorporated by Reference - Form 10-K, filed November 27, 1996)

  10.(iii)D  Farmland Industries, Inc. Executive Deferred Compensation Plan (As
             Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

  12         Computation of Ratios (Incorporated by Reference - Form S-1, No.
             333-68225 filed December 2, 1998)

  21 Subsidiaries of the Registrant (Incorporated by Reference - Form 10-K filed November 20, 1998)

        CONSENTS OF EXPERTS AND COUNSEL:

  23.A Independent Auditors' Consent (Incorporated by Reference - Form S-1, No. 33-68225 filed December 2, 1998)

* 23.B       Consent of Special Tax Counsel

* 23.C       Consent of Qualified Independent Underwriter

* 23.D Consent of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. (included in Exhibit 5)

  24         Power of Attorney (Incorporated by Reference - Form S-1, No.
             333-68225 filed December 2, 1998)

  25.A Statement of Eligibility of Trustee and Qualification of UMB Bank, National Association Trustee, Form T-1 (Incorporated by Reference
              - Form S-1, No. 333-68225 filed December 2, 1998)

  25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank, National Association as Trustee, Form T-1 (Incorporated by Reference - Form S-1, No. 333-68225 filed December 2, 1998)


*   Filed herewith